UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported): January 25, 2008

SLM CORPORATION
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of formation)	File No. 001-13251 (Commission File Number)	52-2013874 (I.R.S. employer Identification No.)

12061 Bluemont Way, Reston, VA 20190	20190
(Address of registrant’s principal executive offices)	(zip code)
Registrant’s telephone number including area code: (703) 810-3000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement
     On January 25, 2008, SLM Corporation, a Delaware corporation (the “Company”), Mustang Holding Company Inc. (“Mustang Holding”), Mustang Merger Sub, Inc.(“Mustang Sub”), J.C. Flowers II L.P., Bank of America, N.A. and JPMorgan Chase Bank, N.A. entered into a Settlement, Termination and Release Agreement (the “Agreement”). Under the Agreement, the Merger Agreement, dated April 15, 2007, among the Company, Mustang Holding and Mustang Sub was terminated.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SLM CORPORATION
By:	/s/ MICHAEL E. SHEEHAN
Name:	Michael E. Sheehan
Title:	Senior Vice President and Deputy General Counsel

Dated: January 29, 2008